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          SECURITIES AND EXCHANGE COMMISSION
                WASHINGTON, D.C.  20549

                       FORM 8-K

                    CURRENT REPORT

          Pursuant to Section 13 or 15(d) of
          the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):
                        November 24, 1997


       WESTWOOD HOMESTEAD FINANCIAL CORPORATION
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(Exact name of registrant as specified in its charter)


Indiana                           0-21385        31-1463057
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(State or other jurisdiction  (Commission    (I.R.S. employer
of incorporation)             file number)   identification no.)



3002 Harrison Avenue, Cincinnati, Ohio       45211-5789
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(Address of principal executive offices)     (Zip code)


Registrant's telephone number, including area code:(513)661-5735


                            Not Applicable
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(Former name or former address, if changed since last report)
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Item 5.  OTHER EVENTS
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     On November 20, 1997, the Board of Directors of the
Registrant announced that it had approved a special distribution in the amount of $3.50 per share payable on December 22,1997 to all shareholders of record as of December 15, 1997. The Registrant estimates that approximately $3.40 of the distribution will not be considered taxable, but will be applied against and will reduce the shareholders adjusted basis in the Registrant's common stock. The Registrant will announce to its shareholders the precise percentage of the distribution to be non-taxable as soon as it arrives at a final computation following the close of its fiscal year on December 31, 1997.

     Further information regarding the elements of this special distribution are set forth in a press release dated November 20, 1997, attached as Exhibit 99.1 and incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information
         and Exhibits
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     Exhibit 99.1  --   Press Release dated November 20, 1997

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                      SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                    WESTWOOD HOMESTEAD FINANCIAL CORPORATION



Date: November 20, 1997   By: /s/ Michael P. Brennan
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                               Michael P. Brennan
                               President